
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                       MONTHLY PERIOD ENDING  December 31, 2005
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-C
                                        Class A - 055237AN1 Class B - 055237AP6
                                     Secured Note Trust - 05526RAB0 and U06841AC0


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $82,649,091.54
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 7,488,608.44
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $   931,452.16
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   455,729.16
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1999-C   Certificates                                                                $ 8,098,771.58
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-C  Certificates                                                                 $82,649,091.54
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-C -Certificates                                                          $62,500,000.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $   388,429.56
                                                                                                        --------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after
            giving effect to the deposits and withdrawals specified above, is equal to                  $40,000,000.00
                                                                                                        --------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 1,831,391.70
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   122,748.95
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   197,977.27
                                                                                                        --------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 1,831,391.70
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   122,748.95
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   197,977.27
                                                                                                        --------------

13.         To the knowledge of the undersigned, no Series 1999-C Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  17th  day  of  January  2006.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  Jon  Hayes
          --------------------
          Name:     Jon  Hayes
          --------------------
          Title:    Vice  President
          -------------------------